Spartan® Index Funds

Spartan Extended Market Index Fund
Class/Ticker
Fidelity Advantage® Institutional /FSMAX

Summary Prospectus

May 4, 2012

As Revised September 6, 2012

Fund Summary

Fund/Class:
Spartan® Extended Market Index Fund/Fidelity Advantage® Institutional

Investment Objective

The fund seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.75%

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.06%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.07%
Fee waiver and/or expense reimbursementB	0.01%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.06%

A Based on historical expenses, adjusted to reflect current fees.

B Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Fidelity Advantage® Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.06%. This arrangement will remain in effect through April 30, 2013, after which date, FMR, in its sole discretion, may discontinue the arrangements at any time.

Summary Prospectus

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 6
3 years	$ 21
5 years	$ 38
10 years	$ 89

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in common stocks included in the Dow Jones U.S. Completion Total Stock Market IndexSM, which represents the performance of stocks of mid- to small-capitalization U.S. companies.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of the Dow Jones U.S. Completion Total Stock Market IndexSM using a smaller number of securities.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.

Summary Prospectus

Fund Summary - continued

  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Indexes section of the prospectus. Past performance is not an indication of future performance.

Visit www.401k.com and log in for updated return information.

Performance history will be available for Fidelity Advantage Institutional Class after Fidelity Advantage Institutional Class has been in operation for one calendar year.

Summary Prospectus

Year-by-Year ReturnsA

Calendar Years	2006	2007	2008	2009	2010	2011
	15.38%	5.41%	-38.43%	36.69%	28.62%	-3.79%

During the periods shown in the chart for Fidelity Advantage Class:	Returns	Quarter ended
Highest Quarter Return	20.65%	June 30, 2009
Lowest Quarter Return	-26.33%	December 31, 2008
Year-to-Date Return	14.38%	March 31, 2012

A The returns shown above are for Fidelity Advantage Class, a class of shares of the fund that is not offered through this prospectus. Fidelity Advantage Institutional Class would have substantially similar annual returns to Fidelity Advantage Class because the classes are invested in the same portfolio of securities. Fidelity Advantage Institutional Class's returns would differ from Fidelity Advantage Class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2011	Past 1 year	Past 5 years	Life of classA
Spartan Extended Market Index Fund - Fidelity Advantage ClassB	-3.79%	1.88%	5.13%
Dow Jones U.S. Completion Total Stock Market Index (reflects no deduction for fees, expenses, or taxes)	-3.76%	1.80%	5.05%

A From October 14, 2005.

B The returns shown above are for Fidelity Advantage Class, a class of shares of the fund that is not offered through this prospectus. Fidelity Advantage Institutional Class would have substantially similar annual returns to Fidelity Advantage Class because the classes are invested in the same portfolio of securities. Fidelity Advantage Institutional Class's returns would differ from Fidelity Advantage Class's returns to the extent that the classes do not have the same expenses.

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio Manager(s)

James Francis (senior portfolio manager) has managed the fund since October 2011.

Lou Bottari (portfolio manager) has managed the fund since January 2009.

Summary Prospectus

Fund Summary - continued

Maximilian Kaufmann (portfolio manager) has managed the fund since December 2009.

Patrick Waddell (portfolio manager) has managed the fund since February 2004.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

Purchase and Sale of Shares

Fidelity Advantage Institutional Class shares of the fund generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Plan participants may purchase Fidelity Advantage Institutional Class shares of the fund only if Fidelity Advantage Institutional Class shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

Internet www.401k.com
Phone For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.
For Retirement Plan Level Accounts: Corporate Clients 1-800-962-1375 "Not for Profit" Clients 1-800-343-0860
Mail
Redemptions:
Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of Fidelity Advantage Institutional Class is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

The price to sell one share of Fidelity Advantage Institutional Class is its NAV, minus the short-term redemption fee, if applicable. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for Fidelity Advantage Institutional Class shares.

Tax Information

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Summary Prospectus

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Spartan, Fidelity Advantage, and Fidelity Investments and Pyramid Design are registered service marks of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

1.929383.103 SEI-AI-SUM-0412-01